UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEXTNAV INC.

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(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)
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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

NEXTNAV INC.

2023 Annual Meeting
Vote by May 17, 2023
11:59 PM ET

NEXTNAV INC.
C/O NEXTNAV, INC.
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

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You invested in NEXTNAV INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2023
12:00 PM (ET)

Virtually at:
www.virtualshareholdermeeting.com/NN2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect six (6) director nominees named in the accompanying Proxy Statement to our Board of Directors (our "Board"), each to serve until our 2024 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified ("Proposal 1"). **Nominees:** 01) Gary M. Parsons 02) Ganesh Pattabiraman 03) Peter D. Aquino 04) Bandel L. Carano 05) Alan B. Howe 06) Neil S. Subin	For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 ("Proposal 2").	For
NOTE: To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.	

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V07972-P88380

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